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                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                       METLIFE OF CT SEPARATE ACCOUNT PF

                METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                      METLIFE OF CT SEPARATE ACCOUNT PF II

                               PRIMELITE ANNUITY
                              PRIMELITE II ANNUITY

                       SUPPLEMENT DATED DECEMBER 29, 2006
                                     TO THE
                PROSPECTUSES DATED MAY 1, 2006, AS SUPPLEMENTED

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (each referred to as the "Company") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable funding options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. Each Replacement Fund is a Portfolio of Met Investors Series Trust or Metropolitan Series Fund, Inc. Each Replacement Fund will be added as a funding option on or before the date of the substitution.

To the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitutions are in the best interest of Contract Owners. Each Replacement Fund will have at least similar investment objectives and policies as the corresponding Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2007. Please retain this supplement and keep it with the prospectus for future reference.

The proposed substitutions and respective advisers and/or sub-advisers applicable to all of the Contracts listed above are:

EXISTING FUND AND CURRENT ADVISER/SUB-ADVISER            REPLACEMENT FUND AND SUB-ADVISER
---------------------------------------------      ---------------------------------------------
AIM Variable Insurance Funds - AIM V.I.        ->  Met Investors Series Trust - Met/AIM Capital
Capital Appreciation Fund (Series II)              Appreciation Portfolio (Class E)
A I M Advisors, Inc.                               A I M Capital Management, Inc.

AIM Variable Insurance Funds - AIM V.I. Core   ->  Metropolitan Series Fund, Inc. - Capital
Equity Fund (Series II)                            Guardian U.S. Equity Portfolio (Class B)
A I M Advisors, Inc.                               Capital Guardian Trust Company

Putnam Variable Trust - Putnam VT              ->  Met Investors Series Trust - MFS Research
International Equity Fund (Class IB)               International Portfolio (Class B)
Putnam Investment Management, LLC                  Massachusetts Financial Services Company

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
EXISTING FUND AND CURRENT ADVISER/SUB-ADVISER            REPLACEMENT FUND AND SUB-ADVISER
---------------------------------------------      ---------------------------------------------
Putnam Variable Trust - Putnam VT Small Cap    ->  Met Investors Series Trust - Third Avenue
Value Fund (Class IB)                              Small Cap Value Portfolio (Class B)
Putnam Investment Management, LLC                  Third Avenue Management LLC

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitutions.

     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Funds unless you change your elections and transfer your Contract Value before the substitutions take place.

     - You may transfer amounts in your Contract among the Variable Funding Options and the fixed option as usual. The substitutions will not be treated as transfers for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitutions, your Contract Value in the Variable Funding Options will be the same as before the substitutions. However, the number of units you receive in the Replacement Funds will be different from the number of units in your Existing Funds, due to the difference in unit values.

     -    There will be no tax consequences to you.

Following the substitutions, we will send you a prospectus for Met Investors Series Trust and/or Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of the transfers.

Please contact your registered representative if you have any questions.